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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 5, 2002

                                 USA INTERACTIVE
               (Exact name of Registrant as specified in charter)

         Delaware                    0-20570                59-2712887
(State or other jurisdiction     (Commission File          (IRS Employer
of incorporation)                     Number)            Identification No.)


                  152 West 57th Street, New York, NY      10019
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 314-7300
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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 5, 2002, USA Interactive (the "Company") issued a press release answering questions regarding its previously announced intention to commence exchange offers with three of its public subsidiaries--Expedia, Inc., Hotels.com and Ticketmaster. Please see the full text of the Company's press release, filed as exhibit 99.1 hereto, which is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1 Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            USA INTERACTIVE


                                            By: /s/ JULIUS GENACHOWSKI
                                                -------------------------------
                                            Name:  Julius Genachowski
                                            Title: Executive Vice President and
                                                   General Counsel

         Date: June 5, 2002

                                  EXHIBIT INDEX

         Exhibit No.      Description

         99.1             Press Release